United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-222-6966

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On October 9, 2025, Houston American Energy Corp. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its certificate of incorporation, as amended (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware, pursuant to which the Certificate of Incorporation was amended to declassify the Company’s Board of Directors (the “Board”) so that all current and future members of the Board will be elected annually following the effectiveness of the Certificate of Amendment.

The Certificate of Amendment was approved by each of the Board and by a majority of the Company’s stockholders by written consent, in lieu of meetings of the Board and such stockholders, respectively, on September 8, 2025.

Amendment to Bylaws

On September 8, 2025, the Board approved an amendment (the “Bylaws Amendment”) to the Company’s amended and restated bylaws (the “Bylaws”) in order to make conforming changes to the Bylaws for the purpose of declassifying the Board. The Bylaws Amendment became effective on October 9, 2025.

The foregoing descriptions of the Certificate of Amendment and the Bylaws Amendment do not purport to be complete and are each qualified in their entirety by reference to the full text of the Certificate of Amendment and the Bylaws Amendment, respectively. The Certificate of Amendment and the Bylaws Amendment are filed as Exhibits 3.1(i) and 3.1(ii) to this Current Report on Form 8-K, respectively, and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1(i)	Certificate of Amendment to the Certificate of Incorporation of Houston American Energy Corp., effective on October 9, 2025
3.1(ii)	Amendment to the Amended and Restated Bylaws of Houston American Energy Corp., effective on October 9, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: October 15, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer